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             SUPPLEMENT DATED JANUARY 2, 2001 TO BE ATTACHED TO THE
                       KEYNOTE SERIES ACCOUNT PROSPECTUS
                               DATED MAY 1, 2000

     Effective December 15, 2000, Diversified Investment Advisors, Inc. terminated its Subadvisory Agreement with respect to the Equity Growth Portfolio with Montag & Caldwell Incorporated and entered into two new Subadvisory Agreements with respect to the Equity Growth Portfolio with Ark Asset Management Co., ("Ark"), Inc., and Marsico Capital Management, LLC ("Marsico").

     Ark has been a registered investment adviser since July 10, 1989. Ark was formed in July 1989 and is owned by Ark Asset Holdings, Inc.; Ark Asset Holdings, Inc. is owned by certain Ark employees. The principal address of Ark is 125 Broad Street -- 13th Floor, New York, New York 10004.

     Marsico, a Delaware limited liability company, was formed in September 1997 and has been a registered investment adviser since September 26, 1997. Marsico is wholly owned by the Bank of America. The principal address of Marsico is 1200 17th Street -- Suite 1300, Denver, Colorado 80202.

     All information in The Keynote Series Account prospectus dated May 1, 2000 relating to the Equity Growth Series/Portfolio is hereby supplemented and/or superseded, as appropriate, by the information set forth in the preceding paragraphs of this Prospectus Supplement.

Form No. 13443SL (1/2001)                                               33-19836